FITLIFE BRANDS

Investor Presentation | November 2016

Safe Harbor Statement

Statements in this presentation that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in this presentation. Such factors may include, but are not limited to: the ability of the Company to continue to grow revenue; and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

FITLIFE BRANDS

Snapshot

Founded:	2006/New Mgmt 2010	Ticker:	FTLF (OTC)
Headquarters:	Omaha, NE	Recent Price:	$1.90
Employees:	18 (plus 14)	FD S/O:	11.4 MM
Revenue:	$16.3MM (6 mos)	Market Cap:	$19.8 MM
Earnings:	$1.9MM (6 mos) or $0.17 EPS	Enterprise Value:	$21.0 MM
Total Debt:	$3.2MM	EV/Revenue:	~ 0.8x TTM
Cash:	$1.9MM (Jun 2016)		

FITLIFE BRANDS

Investment Highlights

Premium manufacturer of innovative, proprietary nutritional supplements for sports nutrition, weight loss and general health with proven expertise creating, differentiating and launching successful brands with channel discipline

- Number 1 Third Party Vendor to GNC Franchise System with Multiple Additional Channels for Future Growth
- Large Addressable Market – $30+ billion annually
- Multiple Catalysts in Place to Drive Sustainable Growth
- History of Profitable Financial Performance
- Strong Balance Sheet – Low and Declining Debt Levels
- Attractive Valuation

FITLIFE BRANDS

Product Segments

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


PUMP FUEL
PREMIUM BLEND
AMPLIFY XL
GREAT TASTING PROTEIN
FLEX
STACK

FITLIFE BRANDS

Product Segments

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


Creatine Free
CARDIO
CUTS
Strawberry Crush
BODY TONER
CENSOR
LIPORUSH

FITLIFE BRANDS

Product Segments

Premium provider of nutritional supplements for:

- **Sports Nutrition – 68%**
  Energy, Strength, Endurance, Mass, Performance, Recovery
- **Weight Loss – 28%**
  Metabolism, Toning, Appetite Control, Meal Replacement
- **General Health – 4%**
  Inflammation, Joints, Vitality


Health
Dr. Joints
STRIKE
MALE ENHANCEMENT
SUPPORTS FAT LOSS

FITLIFE BRANDS

Growing Addressable Market

Nutritional Supplement Market – $32B Annual Sales*

Specialty Retail	Mass Market	Direct + Online	Multi Level Marketing	Practitioners
$11.8B	$9.3B	$3.5B	$5.3B	$2.7B

According to the Nutritional Business Journal, the Sports, Meal Replacement and Specialty segment of the nutritional supplement industry market is a large rapidly growing multi-billion dollar addressable market.

- Sports, Meal Replacement and Specialty market segment grew from approximately $33B in 2012 to $38B in 2014
- Segment CAGR forecast to be 9% through 2020; high-end for the entire industry

FITLIFE BRANDS

How We Compete

Portfolio of authentic and innovative, best-in-class nutritional supplement brands

- Partners get brand exclusivity, channel discipline, and strong economics
- End-users get high quality and effective products with truth-in-labeling
- Premium brands that have a strong value proposition for consumers as well as our distribution partners

Entrenched, value-added vendor to GNC franchise system

- Collaborative franchise-exclusive model for selected brands creates economic and strategic incentives to drive demand and "stickiness"

Commitment to innovation and quality

- 8 -10 new product introductions every six months; 25% of revenue generated from new products, reformulations and flavors
- Reputation for quality and integrity drives end-user customer loyalty

Well positioned in a rapidly growing and highly fragmented industry with favorable demographic trends, further enhanced by iSatori

FITLIFE BRANDS

Specialty Retail Brand Strategy

GNC = $2.5B		Other ($9.3B)
Franchise Stores	Corporate Stores	Specialty Stores
NDS, PMD, SirenLabs	METIS NUTRITION	CORE ACTIVE High Performance Series; iSatori Your Transformation Starts With Us

Distribution Partners Win

Brand exclusivity, channel discipline, strong margins and sales support

Consumers Win

Authentic brands with quality products, efficacy and truth in labeling

**Source: Nutrition Business Journal Estimates 2012*

FITLIFE BRANDS

Disciplined Growth Strategy

GNC Holdings	Current Penetration by Segment	Key Growth Drivers
Domestic Franchise 1,060 US Stores	**Domestic Franchise** 900+ stores 85%+ Penetration 300+ Customers	Door and SKU Count
International Franchise 2,100 Stores 50+ Countries	**International Franchise** 900 stores Building SKU penetration 15+ Customers	SKU Count
Corporate Owned 3,250 US Stores 200 Canadian Stores	**Corporate Owned** More than 3,000 stores 74% penetration with one SKU	Door and SKU Count
Mergers & Acquisitions iSatori, Inc.	• Closed during 3Q15 • Add approx. approximately 50% to revenue base	iSatori Your Transformation Starts With Us

FITLIFE BRANDS

Catalysts for Growth

Multiple Near-term Growth Drivers

- GNC Refranchising Initiative
- Expansion of Metis Nutrition Line
- Successful Execution and Growth for iSatori

FITLIFE BRANDS

GNC Refranchising Initiative

GNC (Largest Customer) Plans to Refranchise over 1,000 Corporate Stores in the Next 2-3 Years

- Currently on track to complete 200 stores this year
- During 2Q16, GNC refranchised 84 stores to one franchisee

Positioned to Capitalize on Refranchising Strategy

- Number one third-party vendor in the GNC Franchise system
- Effectively doubles the universe of stores for FTLF's full product line

FitLife Received Orders and Began Shipping 63 Individual SKUs to the 84 converted GNC stores in 2Q16

FITLIFE BRANDS

Expansion of Metis Nutrition Line

- **Metis Nutrition Brand of Premium Products Introduced in 2015**
  - First FitLife Brand Sold into GNC Corporate Stores
  - Significantly Expanded Distribution within GNC's Store Footprint
  - Approximately 3,000 corporate and 500 Franchise Locations
- **Two Product SKU's Currently Being Sold and a Third in Development for Late 2016**
- **Reception at Retail has been Strong and Sales have been Robust**
  - On pace to generate $1 million in sales in 2016 with only Two SKUs


JXT5
PYRO

FITLIFE BRANDS

Successful Execution and Growth for iSatori

Completed Acquisition at end of 3Q15

- Rationalized product line, reduced expenses, reorganized iSatori's fulfillment and distribution
- Gained chain-wide distribution at GNC for some of iSatori products
- Expanded international distribution to Saudi Arabia
- Conducted promotional campaigns at national specialty retail chains for iSatori products
- Introduced 16 new iSatori products through first half of 2016
- **Generated $6.1 million in revenue in first nine months of 2016**

iSatori on Track to be Accretive to Earnings in the Current Year

FITLIFE BRANDS

iSatori Rebranding

- Rebranding set to launch in 4Q16

Old Packaging


iSatori
BIO·ACTIVE
BIO GRO
ISA-TEST
PRE GRO MAX

New Packaging


iSatori
WHEY
L CARNITINE LS3
ISA TEST
PRE GRO

FITLIFE BRANDS

Financial Highlights


Revenue
25,000
20,000
15,000
10,000
5,000
2010
2011
2012
2013
2014
2015
9 Mo 16

First 9-Months of 2016 Revenue Highlights

- Total revenue grew 43% as reported and 54% on an adjusted basis
- Core FitLife revenue increased 10% on an adjusted basis
- iSatori contributed $6.1 million in revenue

Financial Highlights


Net Income (Loss)
3,000
2,000
1,000
-
(1,000)
(2,000)
(3,000)
(4,000)

First 9-Months of 2016 Earnings Comparisons

- **Net Income = $1.5MM vs. $0.6MM**
- **EPS = $0.13 vs. $0.07**
- **EBITDA = $2.2MM vs. $0.9MM**

FITLIFE BRANDS

Investment Highlights

Premium manufacturer of innovative, proprietary nutritional supplements for sports nutrition, weight loss and general health with proven expertise creating, differentiating and launching successful brands with channel discipline

- Number 1 Third Party Vendor to GNC Franchise System with Multiple Additional Channels for Future Growth
- Large Addressable Market – $30+ billion annually
- Multiple Catalysts in Place to Drive Sustainable Growth
- History of Profitable Financial Performance
- Strong Balance Sheet – Low and Declining Debt Levels
- Attractive Valuation

THANK YOU.

Contact Information

FitLife Brands, Inc.
4509 S 143rd Street, Suite 1
Omaha, NE 68137
www.FitLifeBrands.com

Investor Relations:
Jeff Elliott
972-423-7070
David Burtzlaff, CFA
817-527-8837